UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2020
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LEAR CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI 48033
(Address of principal executive offices)

(248) 447-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01	LEA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Cessation of Compensation Deferrals and Reductions

On November 18, 2020, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Lear Corporation (the “Company”) approved, effective immediately, the cessation of certain salary deferrals and reductions that the Corporation had implemented in April 2020, as previously disclosed, with respect to the named executive officers in response to industry conditions created by the COVID-19 pandemic. The base salary rates that were in effect immediately prior to the deferrals and reductions will be restored as of such date, and the salary amounts deferred by the named executive officers will be repaid by December 31, 2020. The reduction in non-employee director cash retainer fees that was approved by the Board in April 2020 will also end effective immediately, and the fees in place before the reduction will be reinstated for the remainder of 2020.

Performance-Based Career Share Grants
On November 18, 2020, the Committee approved grants of performance-based Career Share restricted stock units (the “Performance-Based Career Shares”), pursuant to the Lear Corporation 2019 Long-Term Stock Incentive Plan (the “Plan”) and a Performance-Based Career Shares Restricted Stock Unit Award Agreement (the “Performance-Based Career Shares Award Agreement”), for the Company’s named executive officers and in the amounts set forth in the table below:

Name	Title	Performance-Based Career Shares (#)
Raymond E. Scott	President and Chief Executive Officer	21,250
Jason M. Cardew	Senior Vice President and Chief Financial Officer	8,500
Frank C. Orsini	Executive Vice President and President, Seating	12,042
Thomas A. DiDonato	Senior Vice President and Chief Administrative Officer	7,083
Carl A. Esposito	Senior Vice President and President, E-Systems	5,312

Subject to vesting, each Performance-Based Career Share represents the right to receive one share of common stock of the Company. The Performance-Based Career Shares generally vest on the third anniversary of the grant date and are subject to delayed settlement, since earned shares are generally not distributed until the later of age 62 or three years after the grant date. In addition, the Performance-Based Career Shares will be earned contingent upon the achievement of certain performance goals during the 2021 calendar year based on the following measures, with such Performance-Based Career Shares continuing to be subject to the time-vesting requirement thereafter: (i) liquidity (weighted 1/3), (ii) backlog (weighted 1/3), and (iii) total shareholder return (weighted 1/3), measured from November 1, 2020 through the end of the 2021 calendar year, which must be no less than the median relative to an auto supplier peer group. The Performance-Based Career Shares are otherwise subject to terms and conditions under the Plan that are generally consistent with those applicable to the Career Shares previously awarded to the named executive officers.

The foregoing description of the Performance-Based Career Shares is a summary only and is qualified in its entirety by reference to the full text of the form of Performance-Based Career Shares Award Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Section 8 - Other Events

Item 8.01 Other Events

Additionally, on November 18, 2020, the Company issued a press release announcing that its Board has determined to reinstate the Corporation’s quarterly cash dividend, which had been temporarily suspended. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity. The words "will," "may," "designed to," "outlook," "believes," "should," "anticipates," "plans," "expects," "intends," "estimates," "forecasts" and similar expressions identify certain of these forward-looking statements. The Company also may provide forward-looking statements in oral statements or other written materials released to the public. All statements contained or incorporated in this Current Report on Form 8-K or in any other public statements that address operating performance, events or developments that the Company expects or anticipates may occur in the future are forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements are discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Reports on Form 10-Q for the quarters ended April 4, 2020, July 4, 2020 and October 3, 2020, and its other Securities and Exchange Commission filings, including this Current Report on Form 8-K. Future operating results will be based on various factors, including actual industry production volumes, the impact of COVID-19 on the Company’s business and the global economy, commodity prices, the impact of restructuring actions and the Company's success in implementing its operating strategy.

The forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Exhibit Description

10.1	Form of Performance-Based Career Shares Award Agreement under the Lear Corporation 2019 Long-Term Stock Incentive Plan

99.1	Press Release dated November 18, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation

Date: November 19, 2020	By:	/s/ Jason M. Cardew
	Name:	Jason M. Cardew
	Title:	Senior Vice President and Chief Financial Officer